Exhibit 10.2

FIRST AMENDMENT OF LEASE

THIS FIRST AMENDMENT OF LEASE (this “Amendment”) dated as of October 9, 2009 (“Effective Date”) is made by and between Computer Programs and Systems, Inc., having its principal place of business at 6600 Wall Street, Mobile Alabama 36695 (“Tenant”) and 3725 Airport Boulevard, LP (“Landlord”).

Recitals:

A. Landlord and Tenant have previously executed and delivered a Lease dated September 14, 2009 (the “Lease”) for certain premises (the “Demised Premises”) located at 3725 Airport Boulevard in Mobile, Alabama.

B. All terms not otherwise defined herein shall have the meanings as in the Lease.

C. Landlord and Tenant desire to amend the Lease as hereinafter provided.

Agreement:

In consideration of the mutual covenants contained herein, Landlord and Tenant hereby agree as follows:

1.	This Amendment shall be effective as of the Effective Date written above.

2.	Notwithstanding any provision of the Lease, the Face Page of the Lease shall be amended to read as shown in Exhibit A of this amendment.

3.	The last sentence of Paragraph 16 shall be amended to read as follows:

“The pro-rata share, as described hereinabove is 5.35%.”

4.	Exhibit A—Building Site Plan shall be replaced with the amended Exhibit A attached hereto as Exhibit B of this Amendment.

5.	Except as specifically set forth herein, or separate written executed agreement between the parties, the Lease shall remain unchanged and in full force and effect.

6.	This Amendment may not be changed, modified, discharged or terminated orally or in any other manner except by an Amendment in writing signed by the parties hereto or their respective heirs, personal representatives, successors and permitted assigns, if any.

7.	This Amendment shall be binding upon the parties hereto and their successors and permitted assigns, if any.

8.	This Agreement may be executed in multiple counterparts, each of which will be deemed an original and all of which together will be deemed a single agreement. A facsimile signature will be deemed an original signature.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed and delivered this Amendment as of the day and year first above written.

TENANT: COMPUTER PROGRAMS AND SYSTEMS, INC.

By	/s/ Darrell G. West
Darrell G. West,
Vice President Finance and Chief Financial Officer

LANDLORD:
3725 AIRPORT BOULEVARD, LP

By:	3725 Airport Boulevard, LLC, General Partner

By:	/s/ Detlef G. Lehnardt
Detlef G. Lehnardt, Asst. Secretary

First Amendment of Lease

EXHIBIT A

FACE PAGE*

LEASE AGREEMENT

Lease Date: September 14, 2009

Landlord: 3725 Airport Boulevard, LP

Landlord’s Address: 20 Westwoods Drive, Liberty, Missouri 64068

Building: The 39,483 square feet owned by Landlord, described in Exhibit A

Shopping Center: MOBILE FESTIVAL CENTRE

City, State: MOBILE, ALABAMA

Tenant: Computer Programs and Systems, Inc. (“CPSI”)

Tenant’s Home Address:                                      Phone #:

Tenant’s Business Address: 6600 Wall Street, Mobile Alabama 36695 Phone #: 251-639-8100

Tenant’s Tax Payer Identification Number: 74-3032372

Name (d/b/a to be used by Tenant): “Computer Programs and Systems, Inc.”—or— “CPSI”

Lease Term: Five (5) Years and Three (3) Months Option Terms: Five (5) Additional Period(s) of One (1) Year Each

DEMISED PREMISES:

Construction Commencement Date of Landlord’s Work: November 9, 2009

Estimated Completion Date of Landlord’s Work: January 8, 2010

Space # (See Exhibit “A” for approximate store location as marked in red; Shopping Center outlined in green)

Size 28,243 Square Feet

Pro-Rata Share of Building: 71.53%

Base Rent Increase Escalation: Four Percent (4%) at Commencement of Third Year, Three Percent at the Commencement of Each Option Year.

Breakpoint:

INITIAL ESTIMATE CHARGES

Security Deposit	$
Base Rental	Per Sq. Ft.	$6.00	Per Year	$169,458.00	Per Month	$14,121.50
Taxes	Per Sq. Ft. †	$0.95	Per Year	$26,830.85	Per Month	$2,235.90
Insurance	Per Sq. Ft. †	$0.41	Per Year	$11,579.63	Per month	$964.97
CAM	Per Sq. Ft. †	$0.76	Per Year	$21,464.68	Per Month	$1,788.72
TWA up to $100,000.00	Per Sq. Ft.	$0.8214	Per Year	$23,199.36	Per Month	$1,933.28
			TOTAL:	$252,532.52	Per Month	$21,044.37

Late Charge			Percentage	10%	Per Month	$1,609.91

Additional Rent for failure to open or to conduct business					Per Day	$500.00

†	Rate per square foot of Taxes, Insurance and CAM reflects the estimated total cost divided by the total square footage of the Building

USE:      To be used as a call center for technical support operations

LEASE EXECUTION:

Individual                      Corporate

Name & Title

GUARANTY EXECUTION

Individual                      Corporate

Name & Title

Rider with sections numbered consecutively          through          are attached hereto and made a part hereof.

The laws of the State of Alabama and County of Mobile shall govern the validity, performance and enforcement of this lease.

*	THIS IS A LEGALLY BINDING CONTRACT. PLEASE READ IT THOROUGHLY BEFORE YOU SIGN; THE ITEMS CONTAINED ON THIS FACE PAGE RELATE TO VARIOUS CONTENTS OF THE LEASE. THERE ARE NO AGREEMENTS BETWEEN THE PARTIES UNLESS CONTAINED IN WRITING IN THIS LEASE.

LANDLORD	TENANT

INITIALS

Exhibit A

Building Site Plan

First Amendment of Lease

Exhibit B

3725 AIRPORT BLVD. FORMER CIRCUIT CITY MOBILE, ALABAMA	CLARK, GEER, LATHAM & Associates, Inc. ENGINEERS ARCHITECTS	
SHELL BUILDING	3901 Springhill Avenue Ph. No. (251) 344-7073	Mobile, Alabama 36608 FAX No. (251) 343-9179
FLOOR PLAN		
Proj. No. 0966	Dwg. No. A-1	

Rev | Date | Description

Document Control